SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):  April 23, 1999

                                 PP&L RESOURCES, INC.
                                 --------------------
                (Exact Name of Registrant as Specified in Its Charter)


               Pennsylvania                1-11459          23-2758192
               ------------                -------          ----------
      (State or other jurisdiction of    (Commission       (IRS Employer
              incorporation)             File Number)   Identification No.)


                                      PP&L, INC.
                                      ----------
                (Exact Name of Registrant as Specified in Its Charter)


               Pennsylvania                 1-905           23-0959590
               ------------                 -----           ----------
      (State or other jurisdiction of    (Commission       (IRS Employer
              incorporation)            File Number)    Identification No.)


              Two North Ninth Street, Allentown, Pennsylvania 18101-1179
              ----------------------------------------------------------
                       (Address of principal executive offices)


     Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                         --------------


          ----------------------------------------------------------------
            (Former name or former address, if changed since last report.)

          ITEM 5.   OTHER EVENTS
                    ------------

          Annual Meeting
          --------------

               On April 23, 1999, PP&L Resources, Inc. issued a press release regarding its annual meeting. A copy of the press release is attached hereto as exhibit 99 and is incorporated herein by reference.


          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                    -----------------------------------------------------
                    AND EXHIBITS
                    ------------

                    (c)  Exhibits

                         (99) Press Release, dated April 23, 1999, regarding PP&L Resources, Inc.'s annual meeting.

                                    Exhibit Index
                                    -------------


       Exhibits      Description
       --------      -----------

          99          Press Release, dated April 23, 1999,
                      regarding PP&L Resources, Inc.'s annual
                      meeting.

                                      SIGNATURES
                                      ----------


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                        PP&L Resources, Inc.
                                        PP&L, Inc.



          Date: April 23, 1999               By: /s/ John R. Biggar
                                                 --------------------------
                                                 John R. Biggar
                                                 Senior Vice President and
                                                    Chief Financial Officer